SUPPLEMENT TO THE SPARTAN(registered trademark) MARKET INDEX FUND JUNE 20, 1997 PROSPECTUS
Pursuant to approval of shareholders of Spartan Market Index Fund at a shareholder meeting held on November 19, 1997, effective December 1, 1997 Bankers Trust Company (BT) has been appointed as the fund's sub-adviser.
The following information replaces similar information found in the "The Fund at a Glance" section on page 3.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Bankers Trust Company (BT) is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. BT currently serves as sub-adviser to the fund and manages the fund's portfolio.
The following information replaces similar information found in the "Who May Want to Invest" section on page 3.
Because the fund seeks to track, rather than beat, the performance of the S&P 500, the fund is not managed in the same manner as other mutual funds. BT generally does not judge the merits of any particular stock as an investment. Therefore, you should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth.
The following information replaces similar information found in the "Expenses" section on page 4.
ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays management fees to FMR and BT. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page
12).
The following figures are projections based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets of the fund.
Management fee (after reimbursement)   0.19%

12b-1 fee                              None

Other expenses (after reimbursement)   0.00%

Total fund operating expenses          0.19%
(after reimbursement)

FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.19% of its average net assets. This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.24%, 0.23%, and 0.47%, respectively. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses. In addition, sub-advisory fees paid by the fund associated with securities lending are not eligible for reimbursement.
The following information replaces similar information found in the "Charter" section on page 8.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity or BT.
The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 8. The fund is managed by FMR, which handles its business affairs. BT, the fund's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser, and, in conjunction with the Board of Trustees, reviews the performance of its duties.
The following information supplements information found in the "Charter" section on page 8.
BT AND ITS AFFILIATES
BT is the sub-adviser of the fund, and acts as the fund's custodian. BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly-owned subsidiary of Bankers Trust New York Corporation.
BT, subject to the supervision and direction of the Board of Trustees and FMR, makes investment decisions for the fund, places orders to buy, sell and lend the fund's investments and manages the fund in accordance with its investment objective and policies. BT may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as sub-adviser. BT places orders for portfolio transactions with broker-dealers and other firms of its choosing, which may include affiliates of BT or FMR.
BT investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
The following information replaces similar information found in the final paragraph under the heading "FMR and Its Affiliates" in the "Charter" section on page 8.
BT may use FMR and BT broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
Each use of the term "FMR" under the heading "Investment Principals and Risks" beginning on page 8 is replaced with the term "BT," except for the two uses in the following sentences which are unchanged.
At some time in the future FMR may, subject to shareholders' approval and 30 days' notice, select another index if such a standard of comparison is deemed to be more representative of the performance of U.S. common stocks.
FMR monitors correlation between the performance of the fund and that of the S&P 500 on a monthly basis.
The following information replaces similar information found in the "Securities and Investment Practices" section beginning on page 10. The following pages contain more detailed information about types of instruments in which the fund may invest, strategies BT may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
BT may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
The following information replaces similar information found in the "Securities and Investment Practices" section beginning on page 10. EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to securities of other investment companies.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into swap agreements, and purchasing indexed securities.
BT can use these practices in its effort to track the return of the S&P 500. If BT judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID SECURITIES. Some investments may be determined by BT, under the supervision of the Board of Trustees and FMR, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to the fund.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. The fund may also invest in similar money market funds managed by BT or other investment managers. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. Government securities or to securities of other investment companies.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. BT receives a portion of securities lending income as a sub-advisory fee. Securities lending practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR.
The following information replaces similar information found in the "Fundamental Investment Policies and Restrictions" section on page 12. With respect to 75% of its total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer and may not purchase more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
The following information replaces all information found in the "Breakdown of Expenses" section beginning on page 12.
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR and the fund pay sub-advisory fees to BT for managing the fund's investments, administering its securities lending program, and for custodial services. The fund also pays OTHER EXPENSES, which are explained on page 13.
FMR may, from time to time, agree to reimburse the fund for management fees above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements can decrease the fund's expenses and boost its performance.
MANAGEMENT AND SUB-ADVISORY FEES
Management and sub-advisory fees are calculated and paid every month to FMR and BT, respectively. The fund pays the fee at the annual rate of 0.24% of its average net assets. These fees include a management fee of 0.24% payable to FMR, and estimated sub-advisory fees of less than 0.01% payable to BT (representing 40% of net income from securities lending).
FMR has voluntarily agreed to limit the fund's total operating expenses (excluding sub-advisory fees associated with securities lending, interest, taxes, brokerage commissions or extraordinary expenses) to an annual rate of 0.19% of average net assets. This agreement will continue until December 31, 1999.
BT IS THE FUND'S SUB-ADVISER under an agreement with FMR and the fund. BT is paid a sub-advisory fee for providing investment management, securities lending and custodial services to the fund.
For investment management, securities lending and custodial services to the fund, FMR pays BT fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays BT fees equal to 40% of net income from the fund's securities lending program. The remaining 60% of net income from the fund's securities lending program goes to the fund.
OTHER EXPENSES
While the management and sub-advisory fees are a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, and calculating the fund's share price and dividends.
The fund also pays other expenses, such as legal and audit fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
To offset shareholder service costs, FSC also collects the fund's annual index account fee of $10.00 per account on accounts under $10,000.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for the fund. The Board of Trustees has not authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended April 1997 was 6%. This rate varies from year to year.
The following information replaces similar information found in the "Dividends, Capital Gains, and Taxes" section beginning on page 22. For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.